UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

SunPower Corporation

(Name of Registrant as Specified In Its Charter)

n/a

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 3, 2011.

SUNPOWER CORPORATION

SUNPOWER CORPORATION
3939 NORTH FIRST STREET
SAN JOSE, CA 95134

M32356-P07476

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 9, 2011
Date: May 3, 2011 **Time:** 12:00 p.m. PDT
Location: Cypress Semiconductor Corp
198 Champion Court
San Jose, California 95134

Meeting Directions: For directions to the Annual Meeting please call: 408-240-5501

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail upon request. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT, AND ANNUAL REPORT COMBINED

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located onthe following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before April 19, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available (located on the following page) and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M32357-P07476

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Thomas R. McDaniel 02) Thomas H. Werner

The Board of Directors recommends you vote FOR the following proposal:

2. The proposal to approve, in an advisory vote, our named executive officer compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3. The proposal to approve, in an advisory vote, whether a stockholder advisory vote on our named executive officer compensation should be held every (a) year, (b) two years, or (c) three years.

NOTE: In their discretion, Thomas H. Werner, Dennis V. Arriola, Bruce R. Ledesma, or any of them, each with power of substitution, are authorized to vote upon such other matter or matters as may properly come before the meeting or any adjournment or postponement thereof.

M32358-P07476